EXHIBIT 10.12

                            BORROWER PLEDGE AGREEMENT

                    BOGEN COMMUNICATIONS INTERNATIONAL, INC.
                                    shares of
                               SPEECH DESIGN GmbH

         AGREEMENT, made this 21st day of April, 1998, by and between:

         BOGEN COMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation having an office at 50 Spring Street, Ramsey, New Jersey 07446, formerly known as European Gateway Acquisition Corp. (hereinafter referred to as the "Pledgor"); and

         KEYBANK NATIONAL ASSOCIATION, a national banking association having an office at 66 South Pearl Street, Albany, New York 12207 (hereinafter referred to in its individual capacity as "Key"), as agent for the Banks.


                              W I T N E S S E T H :

         WHEREAS:

         A. BOGEN COMMUNICATIONS, INC., and Pledgor, each a Delaware corporation (collectively "the Borrower") have entered into a certain Credit Agreement of even date herewith (hereinafter, together with all exhibits thereto, as it may from time to time be amended, modified or supplemented, referred to as the "Credit Agreement") by and between the Borrower, various financial institutions and Key as agent pursuant to which the Banks have agreed to lend to the Borrower the aggregate principal sum of up to Twenty Seven Million and no/100 ($27,000,000.00) Dollars, upon and subject to the terms and conditions of the Credit Agreement;

         B. The Pledgor is a shareholder of Speech Design GmbH ("Speech Design") pursuant to a Share Transfer and Option Agreement dated August 21, 1995 and recorded at Frankfurt Am Main on that date as No. 204 of the Roll of Deeds for 1995 (the "Speech Design Agreement") and by virtue thereof, and otherwise, will derive benefits as a result of the loans to be made by the Banks to the Borrowers pursuant to the Credit Agreement;

         C. In order to induce the Banks to execute and deliver the Credit Agreement, the Pledgor has agreed to pledge all of its interest in Speech Design owned by it as security for the performance of all of the Borrowers' indebtedness, liabilities and obligations to the Banks, including, without limitation, those arising under the Credit Agreement and any and all promissory notes from time to time issued pursuant to the Credit Agreement (collectively, the "Note"), and as collateral security for the performance of all of the indebtedness, liabilities and obligations of the Pledgor under the Guaranty;

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         D. It is a condition precedent to the obligations of the Banks under the Credit Agreement that the Pledgor shall execute and deliver this Pledge Agreement; and

         E. All capitalized terms used herein which are defined in the Credit Agreement shall have the respective meanings provided therefor in the Credit Agreement, unless otherwise defined herein or unless the context otherwise requires;

         NOW, THEREFORE, in consideration of the foregoing, the Pledgor hereby agrees with the Banks as follows:

         1. The term "Pledged Interest" as used herein shall mean and include all of the issued and outstanding shares, whether now owned or hereafter acquired by the Pledgor, of Pledgor's interest in Speech Design, including, without limitation, all of the interest described and acquired through the Speech Design Agreement, and, also, any shares, stock certificates, options or rights issued by Speech Design as an addition to, in substitution of, or in exchange for any such shares, and any and all proceeds thereof, now or hereafter owned or acquired by the Pledgor.

         2. (a) As security for the due payment and performance of all indebtedness and other liabilities and obligations of the Borrowers to the Banks, whether now existing or hereafter arising, and whether or not currently contemplated, including, without limitation, all indebtedness, liabilities and obligations under, arising out of, or in any way connected with the Guaranty, the Credit Agreement and the Note and all agreements, instruments and documents executed, issued and delivered pursuant thereto, including, without limitation, this Pledge Agreement and to secure any other obligations of the Borrowers to the Banks (all of the foregoing indebtedness, liabilities and obligations are hereinafter referred to collectively as the "Obligations"), the Pledgor hereby pledges, assigns, hypothecates, delivers and sets over to the Agent on behalf of the Banks, all the Pledged Stock, and hereby grants to the Banks a first security interest in all the Pledged Stock and in any and all proceeds thereof and substitutions therefor.

            (b) If the Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of the Pledged Stock, or otherwise, the Pledgor shall accept any such instruments as the Banks' agent, shall hold them in trust for the Banks, and shall deliver them forthwith to the Agent in the exact form received, with the Pledgor's endorsement when necessary and/or appropriate stock powers duly executed in blank, to be held by the Agent, subject to the terms hereof, as further security for the Obligations.

            (c) Any or all shares of the Pledged Stock held by the Agent hereunder may, at the option of the Agent or its nominee, be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter, without notice, and after the occurrence and during the continuation of any Event of Default, exercise all voting and corporate rights at any meeting of any

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corporation issuing any of the shares included in the Pledged Stock and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock as if it were the absolute owner thereof, including, without limitation, the right to receive dividends payable thereon, and the right to exchange, at its discretion, any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such shares or upon the exercise by any such issuer of any right, privilege or option pertaining to any shares of the Pledged Stock, and in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

            (d) In the event of the occurrence and during the continuation of any Event of Default, the Banks shall have the right to require that all cash dividends payable with respect to any part of the Pledged Stock be paid to the Agent to be held by the Agent as additional security hereunder until applied to the Obligations.

            (e) In the event of the occurrence and during the continuation of any Event of Default, the Agent without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other Person (all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Stock, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Pledged Stock, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Agent's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Pledged Stock shall be required to purchase the shares constituting the Pledged Stock for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Agent or any purchaser upon any such sale or sales, whether public or private, to purchase the whole or any part of the Pledged Stock so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released.

            (f) The proceeds of any collection, recovery, receipt, appropriation, realization or sale as aforesaid, shall be applied as follows:

                (i) First, to the costs and expenses of every kind incurred in connection therewith or incidental to the care, safekeeping or otherwise of any and all of the Pledged Stock or in any way relating to the rights of the Banks hereunder, including reasonable attorneys' fees and legal expenses;

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                (ii) Second, to the satisfaction of the Obligations;

                (iii) Third, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(l)(c) of the Uniform Commercial Code); and

                (iv) Fourth, to the Pledgor to the extent of the surplus proceeds, if any.

            (g) The Agent need not give more than five (5) days' notice of the time and place of any public sale or of the time after which a private sale may take place and such notice shall be deemed to be reasonable notification of such matters.

            (h) In the event that the proceeds of any collection, recovery, receipt, appropriation, realization, or sale as aforesaid are insufficient to pay all amounts to which the Banks are legally entitled, the Pledgor will be liable for the deficiency, together with interest thereon, at the Post-Default Rate, and the reasonable fees of any attorneys employed by the Agent to collect such deficiency, pursuant to the Credit Agreement.

            (i) The Agent shall deliver to the Pledgor the Pledged Stock, including any certificates for new shares issued in respect of Pledged Stock, upon satisfaction in full of the Obligations.

         3. The Pledgor represents and warrants that:

            (a) The Pledged Stock is owned directly and beneficially and of record by the Pledgor;

            (b) The Pledged Stock constitutes 67.85% of all of the issued and outstanding shares of capital stock of the Borrower;

            (c) The Pledged Stock has been duly and validly issued, is fully paid and non-assessable and owned by the Pledgor free and clear of any pledge, mortgage, hypothecation, Lien, charge, encumbrance or any security interest in such shares or the proceeds thereof except for the security interest granted to the Banks hereunder; and

            (d) Upon delivery of the Pledged Stock to the Agent or its designee, this Pledge Agreement creates and grants a valid first Lien on and perfected security interest in the shares of the Pledged Stock and the proceeds thereof, subject to no prior security interest, Lien, charge or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock.

         4. (a) The Pledgor hereby covenants that so long as the Obligations shall be outstanding and unpaid, in whole or in part, the Pledgor will not:

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                (i) sell, convey or otherwise dispose of any of the Pledged
Stock or any interest therein, nor will the Pledgor create, incur or permit to exist any pledge, mortgage, Lien, charge, encumbrance or any security interest whatsoever with respect to the Pledged Stock or the proceeds thereof other than that created hereby; or

                (ii) consent to or approve the issuance of any additional ownership interests in Speech Design, including without limitation any issuance of shares of ownership interest.

            (b) The Pledgor warrants and will defend the Banks' right, title, special property and security interest in and to the Pledged Stock against the claims of any Person, firm, corporation or other entity.

         5. (a) If the Agent shall determine to exercise its right to sell all or any part of the Pledged Stock, and if in the opinion of counsel for the Agent it is necessary to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of l933, as amended (the "Securities Act"), the Pledgor will use its best efforts to cause the Pledged Stock contemplated to be sold to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof so to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of the Agent or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; to cause each such issuer to comply with the provisions of the "Blue Sky" law of any jurisdiction which the Agent shall designate; and to cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of twelve months, but not more than eighteen months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.

            (b) The Pledgor acknowledges that a breach of any of the covenants contained in subparagraph 5(a) above will cause irreparable injury to the Banks, that the Banks shall have no adequate remedy at law in respect of such breach and, as a consequence, the covenants of the Pledgor contained in subparagraph 5(a) above shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives, and shall not assert, any defenses against an action for specific performance of such covenants, except for a defense that no Event of Default has occurred.

            (c) Notwithstanding the foregoing, the Pledgor recognizes that the Agent may be unable to effect a public sale of all or a part of the Pledged Stock, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at places and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that the

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Agent has no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act.

         6. The Pledgor shall at any time and from time to time upon the written request of the Banks, execute and deliver such further documents and do such further acts and things as the Banks may reasonably request in order to effect the purposes of this Pledge Agreement, including, without limitation, delivering to the Agent on the date hereof or at any time hereafter irrevocable proxies in respect of the Pledged Stock.

         7. (a) The Agent shall have no duty or liability to preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Stock upon surrendering it to the Pledgor or in accordance with the Pledgor's instructions.

            (b) No course of dealing between the Pledgor and the Banks, nor any failure to exercise, nor any delay in exercising, on the part of the Banks, any right, power or privilege hereunder or under the Guaranty, the Credit Agreement or the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            (c) The rights and remedies herein provided, and provided in the Guaranty, the Credit Agreement and the Note and in all other agreements, instruments and documents delivered pursuant to the Credit Agreement, are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

            (d) The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Pledge Agreement in any jurisdiction.

         8. All notices and other communications pursuant to this Pledge Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by registered or certified mail, return receipt requested) or telegram or telecopy, addressed as follows:

            (a) If to the Pledgor:

                BOGEN COMMUNICATIONS INTERNATIONAL, INC.
                50 Spring Street
                Ramsey, New Jersey 07446
                Attention:
                Telecopier No.:

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                with a copy to:

                Fox & Fox
                70 South Orange Avenue
                Livingston, New Jersey 07039
                Attention: Nancy C. McDonald, Esq.
                Telecopier No.: (973) 597-0884

            (b) If to the Agent:

                KEYBANK NATIONAL ASSOCIATION
                66 South Pearl Street
                Albany, New York 12207
                Attention: William B. Palmer, Vice President
                Telecopier No.: (518) 487-4285

                with a copy to:

                Hiscock & Barclay, LLP
                30 South Pearl Street
                Albany, New York 12207
                Attention: Edward J. Trombly, Esq.
                Telecopier No.: (518) 434-2621

Any notice or other communication hereunder shall be deemed to have been given on the day on which it is telecopied to such party at its telecopier number specified above or delivered by hand or such commercial messenger service to such party at its address specified above, or, if sent by mail, on the third Business Day after the day deposited in the mail, postage prepaid, or in the case of telegraphic notice, when delivered to the telegraph company, addressed as aforesaid. Any party hereto may change the Person, address or telecopier number to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

         9. This Pledge Agreement shall be binding upon the Pledgor and its successors and assigns and shall inure to the benefit of the Banks and their successors and assigns.

         10. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

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         IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed and delivered the day and year first above written.

                                          BOGEN COMMUNICATIONS
                                          INTERNATIONAL, INC.

                                          By:___________________________________
                                                   Name:
                                                   Title:


                                          KEYBANK NATIONAL ASSOCIATION

                                          By____________________________________
                                                   Name:   William B. Palmer
                                                   Title:  Vice President

STATE OF NEW JERSEY        )
                           ) ss.:
COUNTY OF                  )

         On this __ day of April, 1998, before me the subscriber personally appeared __________, who being by me duly sworn, did depose and say; that he resides at __________, that he is __________ of Bogen Communications International, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                          ______________________________________
                                          NOTARY PUBLIC

STATE OF NEW JERSEY        )
                           ) ss.:
COUNTY OF                  )

         On this __ day of April, 1998, before me the subscriber personally appeared __________, who being by me duly sworn, did depose and say; that he resides at __________, that he is __________ of KeyBank National Association, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                          ______________________________________
                                          NOTARY PUBLIC